UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22041

Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2021

To Our Shareholders,

For the fiscal year ended October 31, 2021, the net asset value (NAV) total return per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund was 19.1% compared with a total return of 42.9% for the Standard & Poor’s (S&P) 500 Index. The performance of the Bloomberg ICE BofA 3 Month U.S. Treasury Bill Index for the fiscal year ended October 31, 2021 was 0.1%. Other classes of shares are available. See page 4 for additional performance information for all classes.

Enclosed are the financial statements, including the schedule of investments as of October 31, 2021.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is capital appreciation. Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations, and other corporate reorganizations.

Performance Discussion (Unaudited)

Merger & Acquisition (M&A) activity remained vibrant in the third quarter, with $1.6 trillion in announced deals, the fifth consecutive quarter of greater than $1 trillion and the largest quarter for deals on record. That brought the global deal volume to $4.4 trillion year to date, an increase of 90% compared with 2020 levels, surpassing the previous full year record of $4.3 trillion set in 2015. The drivers for continued robust M&A activity remain intact: historically low interest rates, accommodative debt markets, healthy valuations in the stock market, and shareholder encouragement of management teams to execute transactions that add additional capabilities, technologies, and are accretive to earnings power.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

In addition to strong interest from strategic acquirers, private equity has returned in a big way, which should not be a surprise given the record level of funds that has been raised recently, and the relative ease with which private equity acquirers have been able to finance their acquisitions. It is worth noting that these deals are materially different from PE deals from the previous wave, because private equity firms are writing larger equity checks, and thus leverage is lower; examples of these deals are discussed below. Private equity acquisitions also typically present limited antitrust risk, because the buyer typically does not have a competing business. Overall, we remain optimistic about the market for M&A, as well as our ability to earn attractive, absolute returns.

From a geographic perspective, the U.S. remains the primary venue for deal making, with U.S. targets totaling $2 trillion year to date, an increase of 140% compared with 2020 levels. The U.S. has accounted for 45% of announced deals this year, a record high percentage. Other areas experienced robust M&A activity as well, with Europe increasing 70% to $1.1 trillion, and Asia Pacific increasing 50% to $915 billion compared with 2020 levels. Technology is the most active sector for acquisitions thus far in 2021, with $890 billion of announced deals (more than double activity in 2020) and it accounts for 20% of total deals. Financials and Industrials were the second and third most active sectors, accounting for 12% and 11% of activity, respectively.

Some of the better performing investments during the fiscal year were: Myers Industries Inc.(3.6% of net assets as of October 31, 2021), Telesat Corp. (no longer held), and Clear Channel Outdoor Holdings Inc. (0.9%). Myers Industries manufactures and sells polymer products in the U.S. and internationally. Telesat is a global satellite operator that provides communications solutions to direct-to-home service providers of television programming, audio, and information channels. Clear Channel owns, operates, and sells print and digital outdoor advertising displays in North America, Europe, Latin America, and Asia.

A few of our weaker performers were Aon plc (no longer held), BridgeBio Pharma (no longer held), and Advanced Micro Devices, Inc. (0.6%). Aon is a global professional services firm that provides solutions focused on risk, retirement, and health. BridgeBio is a biotechnology company engaging in the discovery, development, and delivery of breakthrough medicines for genetic diseases. Advanced Micro Devices is a worldwide semiconductor company with a computing and graphics segment as well as an enterprise segment.

Selected deals that closed during the Fund’s fiscal year

MyoKardia Inc. is a specialty pharmaceuticals company focused on the treatment of rare cardiovascular diseases. On October 5, 2020, Bristol Myers Squibb agreed to acquire MYOK for $225.00 per share or $13.1 billion. The transaction required a simple majority tender and a Hart Scott Rodino (HSR) filing, which closed on November 17, 2020.

Dunkin’ Brands Group Inc. is a multinational coffee and food company that franchises quick service restaurants. On October 30, 2020, DNKN agreed to be acquired by Inspire Brands for $106.50 cash per share or $9.5 billion. The transaction required a simple majority tender and HSR filing and closed on December 16, 2020.

HD Supply Inc. is an industrial product distributor. On November 16, 2020, HDS agreed to be acquired by Home Depot Inc. for $56 cash per share or $8.7 billion. The transaction required a simple majority tender as well as regulatory approvals and closed on December 28, 2020.

Acacia Communications, Inc. is a communications equipment company that develops high speed coherent optical interconnect products. On July 9, 2019, ACIA agreed to be acquired by Cisco Systems for $70 cash per share. Following an uncertain and lengthy antitrust review in China, ACIA terminated the merger agreement on

January 8, 2021. A revised deal was announced on January 14, 2021 in which Cisco increased the offer price to $115 per share in cash for a total equity value of $4.85 billion. The transaction closed on March 1, 2021.

Navistar International Corporation is an industrial manufacturing company focused on medium and heavy trucks, diesel engines, and parts. Navistar first received a proposal to be acquired by Traton (a subsidiary of Volkswagen) in January 2020 for $35 per share in cash, which was unanimously declined by the Navistar board. Traton increased its offer to $43 in September 2020, which was also rejected by the Navistar board. On November 7, 2020, Navistar agreed to be acquired by Traton for $44.50 per share in cash, valuing the company at $6.8 billion. Following the receipt of shareholder and regulatory approvals, the transaction closed on July 1, 2021.

At Home Group Inc. is an owner and operator of home decor stores. On May 6, 2021, At Home agreed to be acquired by Hellman & Friedman for $36 per share in cash or $2.35 billion. Following shareholder agitation, Hellman & Friedman increased the offer price to $37 per share valuing the company at $2.8 billion, including the assumption of debt. Following the receipt of shareholder and regulatory approvals, the transaction closed on July 23, 2021.

Kindred Biosciences Inc. is a clinical stage biotech company that develops pet therapeutics. On June 16, 2021, Kindred agreed to be acquired by Elanco Animal Health Inc. for $9.25 per share in cash, or approximately $440 million. Following the receipt of shareholder and regulatory approvals, the transaction closed on August 30, 2021.

Comparative Results

Average Annual Returns through October 31, 2021 (a)(b) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (2/28/01)
Class A (EMAAX)	19.10%	5.65%	5.21%	3.85%	4.55%
With sales charge (c)	12.25	4.41	4.59	3.44	4.25
Class AAA (EAAAX) (d)	19.16	5.84	5.41	4.00	4.66
Class C (EMACX)	18.21	5.04	4.61	3.27	3.97
With contingent deferred sales charge (e)	17.21	5.04	4.61	3.27	3.97
Class Y (EMAYX)	19.87	6.17	5.71	4.33	5.04
S&P 500 Index (f)	42.91	18.93	16.21	10.63	8.66
Lipper U.S. Treasury Money Market Fund Average (f)	0.01	0.83	0.42	0.70	1.04
Bloomberg ICE BofA 3 Month U.S. Treasury Bill Index (f)	0.06	1.15	0.63	0.97	1.41

(a)	The Fund’s fiscal year ends on October 31.
(b)	The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	The Class A Share NAVs are used to calculate the performance for the periods prior to the issuance of Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with this share class.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(f)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. The Bloomberg ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. You cannot invest directly in an index.

In the current prospectuses dated February 26, 2021, the Fund’s gross expense ratios are 1.73%, 1.73%, 2.48%, and 1.48% for the Class AAA, A, C, and Y Shares, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC (the Adviser) are 1.73%, 1.73%, 2.48%, and 1.00%, respectively. See page 15 for the expense ratios for the year ended October 31, 2021. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75%, and 1.00%, respectively.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS A SHARES) AND THE S&P
500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	19.10%	5.65%	5.21%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from May 1, 2021 through October 31, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended October 31, 2021.

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio	Expenses Paid During Period *
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$1,001.20	1.67%	$8.42
Class A	$1,000.00	$1,001.20	1.67%	$8.42
Class C	$1,000.00	$997.20	2.42%	$12.18
Class Y	$1,000.00	$1,004.60	1.03%	$5.20
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.79	1.67%	$8.49
Class A	$1,000.00	$1,016.79	1.67%	$8.49
Class C	$1,000.00	$1,013.01	2.42%	$12.28
Class Y	$1,000.00	$1,020.01	1.03%	$5.24

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2021:

Gabelli Enterprise Mergers and Acquisitions Fund

Long Positions
U.S. Government Obligations	18.7%
Health Care	11.1%
Energy and Utilities	7.0%
Financial Services	7.0%
Diversified Industrial	5.4%
Building and Construction	5.2%
Cable and Satellite	4.2%
Computer Software and Services	3.8%
Machinery	3.6%
Retail	3.0%
Wireless Communications	3.0%
Entertainment	2.9%
Media	2.8%
Specialty Chemicals	2.7%
Aerospace and Defense	2.5%
Telecommunications	2.4%
Semiconductors	1.8%
Food and Beverage	1.7%
Business Services	1.4%

Materials	1.2%
Metals and Mining	1.1%
Transportation	1.0%
Consumer Services	0.9%
Hotels and Gaming	0.7%
Communications Equipment	0.7%
Containers and Packaging	0.5%
Real Estate	0.5%
Automotive: Parts and Accessories	0.4%
Consumer Products	0.2%
Closed-End Funds	0.2%
Broadcasting	0.1%
Publishing	0.1%
Other Assets and Liabilities (Net)	3.0%

Short Positions
Semiconductors	(0.7)%
Financial Services	(0.1)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 78.5%
	Aerospace and Defense — 2.5%
17,500	Aerojet Rocketdyne
	Holdings Inc.	$854,470	$770,175
18,000	Kaman Corp.	682,782	644,220
3,400	L3Harris Technologies Inc.	646,667	783,836
7,500	Meggitt plc†	79,683	76,981
500	Ultra Electronics Holdings plc	22,695	22,184
		2,286,297	2,297,396
	Automotive: Parts and Accessories — 0.4%
14,000	Haldex AB†	148,873	83,628
7,800	Tenneco Inc., Cl. A†	24,840	103,506
5,000	Veoneer Inc.†	155,446	176,000
		329,159	363,134
	Broadcasting — 0.1%
4,500	Sinclair Broadcast Group Inc., Cl. A	134,647	117,585

	Building and Construction — 5.2%
16,000	Armstrong Flooring Inc.†	43,291	45,440
10,000	Carrier Global Corp.	144,777	522,300
42,000	Griffon Corp.	357,000	1,112,580
2,000	Hinokiya Group Co. Ltd	37,482	40,272
1,000	Huttig Building Products Inc.†	2,440	7,150
11,110	Nobility Homes Inc.	158,041	344,410
9,500	Skyline Champion Corp.†	44,535	601,540
11,000	Vulcan Materials Co.	432,608	2,091,320
		1,220,174	4,765,012
	Business Services — 1.4%
295,000	Clear Channel Outdoor Holdings Inc.†	925,823	855,500
5,000	Echo Global Logistics Inc.†	239,370	241,150
2,000	eWork Group AB	16,512	25,524
1,500	IHS Markit Ltd.	141,605	196,080
2,000	Stagwell Inc.†	4,570	17,360
		1,327,880	1,335,614
	Cable and Satellite — 4.2%
26,000	DISH Network Corp., Cl. A†	601,410	1,067,820
3,500	Liberty Broadband Corp., Cl. A†	15,669	562,695
3,500	Liberty Broadband Corp., Cl. C†	94,710	568,575
24,000	Liberty Global plc, Cl. A†	784,574	689,760
3,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	7,487	156,450
3,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	9,443	167,400
Shares		Cost	Market Value
20,000	Shaw Communications Inc., Cl. B	$265,164	$576,800
2,000	Shaw Communications Inc., Cl. B	55,213	57,595
		1,833,670	3,847,095
	Communications Equipment — 0.7%
26,000	Digi International Inc.†	279,060	560,300
1,000	Nuance Communications Inc.†	52,680	55,050
		331,740	615,350
	Computer Software and Services — 3.8%
2,500	Aspen Technology Inc.†	383,807	391,725
35,000	Avast plc(a)	281,960	268,044
5,000	Blue Prism Group plc†	78,185	77,255
9,000	Change Healthcare Inc.†	206,850	193,770
3,000	Dell Technologies Inc., Cl. C†	290,764	329,970
5,000	Fiserv Inc.†	410,594	492,450
500	Inovalon Holdings Inc., Cl. A†	20,135	20,395
50,000	PAE Inc.†	495,738	496,000
7,500	QAD Inc., Cl. A	653,000	657,300
3,000	QAD Inc., Cl. B	258,661	262,230
1,000	Rockwell Automation Inc.	184,999	319,400
		3,264,693	3,508,539
	Consumer Products — 0.2%
5,000	Bang & Olufsen A/S†	13,540	24,600
10,000	Dorel Industries Inc., Cl. B†	109,772	180,187
		123,312	204,787
	Consumer Services — 0.9%
5,000	CAI International Inc.	278,675	279,650
1,000	Devoteam SA†	110,666	194,786
3,000	Entain plc†	56,739	84,084
38,000	MoneyGram International
	Inc.†	281,703	226,860
2,000	Rollins Inc.	1,781	70,460
		729,564	855,840
	Containers and Packaging — 0.5%
5,000	Ardagh Group SA	126,792	123,125
4,500	Greif Inc., Cl. A	190,580	291,060
1,000	Greif Inc., Cl. B	37,738	65,260
		355,110	479,445
	Diversified Industrial — 5.4%
3,000	Akka Technologies†	167,316	165,632
1,000	Coherent Inc.†	215,478	254,400
2,500	Forterra Inc.†	57,643	59,550
8,000	Hexcel Corp.†	452,170	453,920
160,000	Myers Industries Inc.	2,898,244	3,292,800
12,000	Raven Industries Inc.†	692,775	693,840

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
1,000	The ExOne Co.†	$24,278	$23,020
		4,507,904	4,943,162

	Energy and Utilities — 7.0%
6,000	Alerion Cleanpower SpA	16,449	166,811
133,333	Alvopetro Energy Ltd.	372,741	520,361
1,000	Avangrid Inc.	38,750	52,700
9,000	Avista Corp.	380,767	358,290
6,000	Covanta Holding Corp.	120,077	121,080
6,500	Enable Midstream Partners LP	36,177	52,910
35,000	Endesa SA	965,019	806,975
1,500	Energy Transfer LP	14,666	14,265
1,000	Etablissements Maurel et Prom SA†	4,222	2,878
160,000	Gulf Coast Ultra Deep Royalty Trust	94,045	3,680
4,800	Iberdrola SA	47,133	56,681
4,000	KLX Energy Services Holdings Inc.†	21,729	17,520
8,000	NorthWestern Corp	221,528	454,880
44,000	PNM Resources Inc	2,169,029	2,189,000
27,000	Severn Trent plc	749,892	1,011,714
4,000	Solarpack Corp. Tecnologica SA†	126,998	122,305
1,000	Southwest Gas Holdings Inc.	34,833	69,250
9,500	UGI Corp.	436,895	412,395
		5,850,950	6,433,695
	Entertainment — 2.9%
3,600	Discovery Inc., Cl. A†	26,174	84,384
10,800	Discovery Inc., Cl. C†	60,976	243,648
180,000	Dover Motorsports Inc.	667,976	406,800
43,000	Fox Corp., Cl. B	1,703,070	1,589,280
10,000	Liberty Media Corp.- Liberty Braves, Cl. A†	206,188	305,700
		2,664,384	2,629,812
	Financial Services — 7.0%
2,000	American National Group Inc.	376,931	379,420
5,000	Atlantic Capital Bancshares Inc.†	121,769	137,550
3,247	Brookfield Asset Management Inc., Cl. A	163,649	196,086
17,500	Cadence Bank	492,550	507,850
7,000	Century Bancorp Inc., Cl. A	800,625	806,050
3,000	Cerved Group SpA†	34,147	35,998
12,500	Charles Stanley Group plc	89,016	87,673
Shares		Cost	Market Value
45,500	Macquarie Infrastructure Holdings LLC	$1,820,788	$167,895
34,000	Navient Corp.	319,738	669,800
7,500	Santander Consumer USA Holdings Inc.	309,855	312,750
30,000	State Auto Financial Corp.	1,513,654	1,539,300
16,000	Sterling Bancorp	165,751	407,200
8,500	Synovus Financial Corp.	295,747	396,015
200	The Hartford Financial Services Group Inc.	13,562	14,586
400	Topdanmark AS	11,380	21,246
3,000	Willis Towers Watson plc	620,735	726,840
		7,149,897	6,406,259
	Food and Beverage — 1.7%
6,000	Campbell Soup Co.	202,409	239,700
4,500	Flowers Foods Inc.	10,669	111,375
12,000	GrainCorp Ltd., Cl. A	137,407	56,690
10,000	Primo Water Corp.	146,627	159,000
5,000	Sanderson Farms Inc.	972,064	947,250
5,000	Stock Spirits Group plc	26,104	25,626
14,000	United Malt Group Ltd.	29,008	42,547
		1,524,288	1,582,188
	Health Care — 11.0%
3,500	Acceleron Pharma Inc.†	612,501	609,630
50,000	Adamas Pharmaceuticals Inc.†	403,952	405,500
3,200	AstraZeneca plc, ADR	159,925	199,616
1,200	Bio-Rad Laboratories Inc., Cl. A†	116,459	953,616
1,000	Flexion Therapeutics Inc.†	9,140	9,250
7,000	Grifols SA, ADR	46,970	91,770
7,000	Hill-Rom Holdings Inc.	1,060,889	1,084,300
100	ICU Medical Inc.†	6,058	23,413
11,000	Idorsia Ltd.†	137,592	226,343
1,400	Illumina Inc.†	87,354	581,084
18,000	Intersect ENT Inc.†	443,445	485,460
4,200	Itamar Medical Ltd., ADR†	127,050	128,100
100,000	Kadmon Holdings Inc.†	913,945	945,000
14,500	Magellan Health Inc.†	1,364,351	1,375,035
13,500	Misonix Inc.†	353,844	364,500
4,000	Perrigo Co. plc	174,345	180,600
7,500	PPD Inc.†	344,136	353,775
6,000	QIAGEN NV†	270,234	334,560
8,500	Soliton Inc.†	189,745	175,015
54,000	Trillium Therapeutics Inc.†	948,547	977,940
50,000	Viatris Inc.	801,800	667,500
		8,572,282	10,172,007
	Hotels and Gaming — 0.7%
400	Churchill Downs Inc.	4,365	92,000

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2021

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
7,000	Ryman Hospitality Properties Inc., REIT†	$319,362	$598,780
		323,727	690,780
	Machinery — 3.6%
25,000	CFT SpA†(b)	138,180	132,940
5,000	CIRCOR International Inc.†	78,319	142,700
35,000	CNH Industrial NV	364,569	604,068
30,000	CNH Industrial NV, Borsa Italiana	272,653	513,300
10,000	Neles Oyj	137,060	149,817
4,000	Otis Worldwide Corp.	218,946	321,240
60,000	Welbilt Inc.†	1,399,910	1,419,600
6,000	Zardoya Otis SA	49,148	48,136
		2,658,785	3,331,801
	Materials — 1.2%
20,000	Domtar Corp.†	1,097,736	1,091,800

	Media — 2.8%
50,000	Telenet Group Holding NV	2,268,581	1,795,268
40,000	The E.W. Scripps Co., Cl. A	643,440	744,000
		2,912,021	2,539,268

	Metals and Mining — 0.8%
38,000	Alamos Gold Inc., Cl. A	478,500	282,720
15,000	Pan American Silver Corp., Toronto	210,416	383,848
45,000	Sierra Metals Inc.†	149,740	91,350
		838,656	757,918

	Publishing — 0.1%
1,000	Meredith Corp.†	34,890	58,240

	Real Estate — 0.5%
12,000	Columbia Property Trust Inc., REIT	229,078	230,040
8,000	Cominar Real Estate Investment Trust	75,223	74,661
5,000	Corem Property Group AB, Cl. B	11,505	16,593
1,000	Landmark Infrastructure Partners LP	16,299	16,470
500	Monmouth Real Estate Investment Corp., REIT	9,565	9,425
1,000	S IMMO AG	22,816	23,698
35,000	Trinity Place Holdings Inc.†	123,210	70,350
		487,696	441,237
	Retail — 3.0%
4,000	SpartanNash Co.	52,262	92,560
40,000	Sportsman’s Warehouse Holdings Inc.†	698,302	690,400
Shares		Cost	Market Value

29,000	Village Super Market Inc., Cl. A	$662,715	$645,830
2,500	Zooplus AG†	1,318,305	1,382,576
		2,731,584	2,811,366

	Semiconductors — 1.8%
10,000	AIXTRON SE	40,119	237,558
6,000	DSP Group Inc.†	131,367	131,820
600	Siltronic AG	104,194	94,815
2,400	Siltronic AG, Germany	416,775	373,989
4,800	Xilinx Inc.	632,139	864,000
		1,324,594	1,702,182
	Specialty Chemicals — 2.7%
10,000	Atotech Ltd.†	246,364	241,500
20,000	Ferro Corp.†	426,710	420,400
12,000	GCP Applied Technologies Inc.†	283,774	271,320
30,000	Kraton Corp.†	1,364,736	1,369,500
15,000	SGL Carbon SE†	198,385	143,228
		2,519,969	2,445,948

	Telecommunications — 2.4%
100	Gilat Satellite Networks Ltd.	955	819
200,000	Koninklijke KPN NV	605,309	597,652
14,000	Liberty Latin America Ltd., Cl. A†	213,669	168,280
16,456	Liberty Latin America Ltd., Cl. C†	209,886	197,966
22,000	Loral Space & Communications Inc.	808,018	1,096,040
4,000	Orange Belgium SA	98,820	90,815
11,000	Parrot SA†	39,889	59,257
1,000	Rogers Communications Inc., Cl. B	2,955	46,580
		1,979,501	2,257,409

	Transportation — 1.0%
2,375	DSV A/S	217,955	551,952
1,000	Kansas City Southern	270,317	310,250
5,000	Ocean Yield ASA	23,761	24,267
		512,033	886,469

	Wireless Communications — 3.0%
70,000	Lumen Technologies Inc.	1,146,944	830,200
29,000	Millicom International Cellular SA, SDR†	1,366,305	1,014,392
380,321	NII Holdings Inc., Escrow†	129,309	114,097
6,500	Telephone and Data Systems Inc.	171,694	121,810

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2021

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Wireless Communications (Continued)
22,000	United States Cellular Corp.†	$940,891	$672,540
		3,755,143	2,753,039

	TOTAL COMMON STOCKS	63,382,286	72,324,377

	CLOSED-END FUNDS — 0.2%
30,000	Altaba Inc., Escrow†	67,524	191,250

	RIGHTS — 0.4%
	Health Care — 0.1%
45,000	Achillion Pharmaceuticals Inc., CVR†	0	22,500
1,000	Alder BioPharmaceuticals Inc. – H. Lundbeck A/S, CVR†	0	1,000
13,000	Ambit Biosciences Corp., CVR†(b)	0	21,970
75,000	Innocoll, CVR†(b)	45,000	0
14,000	Ipsen SA/Clementia, CVR†(b)	18,900	0
11,000	Ocera Therapeutics, CVR†(b)	2,970	1,870
2,000	Prevail Therapeutics Inc., CVR†(b)	0	1,000
156,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(b)	74,375	0
7,000	Tobira Therapeutics Inc., CVR†(b)	420	0
		141,665	48,340
	Media — 0.0%
40,000	Media General Inc., CVR†(b)	0	0

	Metals and Mining — 0.3%
400,000	Pan American Silver Corp., CVR†	92,000	295,920

	TOTAL RIGHTS	233,665	344,260

	WARRANTS — 0.0%
	Business Services — 0.0%
6	Internap Corp., expire 05/08/24†(b)	0	3,912
Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 18.7%
$17,251,000	U.S. Treasury Bills, 0.026% to 0.055%††, 12/02/21 to 03/03/22(c)	$17,249,481	$17,248,928

	TOTAL INVESTMENTS IN SECURITIES BEFORE SECURITIES SOLD SHORT — 97.8%	$80,932,956	90,112,727

	SECURITIES SOLD SHORT — (0.8)%
	(Proceeds received $542,418)		(738,001)

	Other Assets and Liabilities (Net) — 3.0%		2,779,351

	NET ASSETS — 100.0%		$92,154,077

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (0.8)%
	Financial Services — (0.1)%
250	S&P Global Inc.	$84,385	$118,540

	Semiconductors — (0.7)%
4,800	Advanced Micro Devices Inc.	411,896	577,104
700	II-VI Inc.	46,137	42,357
		458,033	619,461

	TOTAL SECURITIES SOLD SHORT(a)	$542,418	$738,001

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2021

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	At October 31, 2021, $3,600,000 of the principal amount was pledged as collateral for securities sold short.

(d)	At October 31, 2021, these proceeds are being held at Pershing LLC.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities
October 31, 2021

Assets:
Investments in securities, at value (cost $80,932,956)	$90,112,727
Foreign currency, at value (cost $786)	784
Cash	2,146,575
Deposit at brokers for securities sold short	955,618
Receivable for investments sold	224,848
Receivable for Fund shares sold	102,036
Receivable from Adviser	8,964
Dividends receivable	51,869
Prepaid expenses	22,043
Total Assets	93,625,464
Liabilities:
Securities sold short, at value (proceeds $542,418)	738,001
Payable for investments purchased	442,805
Payable for Fund shares redeemed	92,359
Payable for investment advisory fees	73,161
Payable for distribution fees	14,013
Payable for accounting fees	3,750
Payable for chief compliance officer compensation	552
Other accrued expenses	106,746
Total Liabilities	1,471,387
Net Assets
(applicable to 5,520,457 shares outstanding)	$92,154,077
Net Assets Consist of:
Paid-in capital	$78,532,427
Total distributable earnings	13,621,650
Net Assets	$92,154,077

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($6,552,690 ÷ 397,718 shares outstanding; 100,000,000 shares authorized)	$16.48
Class A:
Net Asset Value and redemption price per share ($32,286,229 ÷ 1,998,566 shares outstanding; 200,000,000 shares authorized)	$16.15
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$17.14
Class C:
Net Asset Value and offering price per share ($6,753,127 ÷ 468,510 shares outstanding; 100,000,000 shares authorized)	$14.41	(a)
Class Y:
Net Asset Value, offering, and redemption price per share ($46,562,031 ÷ 2,655,663 shares outstanding; 100,000,000 shares authorized)	$17.53

(a) Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended October 31, 2021

Investment Income:
Dividends (net of foreign withholding taxes of $57,159)	$1,282,295
Interest	9,736
Total Investment Income	1,292,031
Expenses:
Investment advisory fees	811,693
Distribution fees - Class AAA	14,435
Distribution fees - Class A	80,236
Distribution fees - Class C	72,131
Legal and audit fees	70,531
Directors’ fees	66,000
Shareholder services fees	65,938
Registration expenses	65,180
Shareholder communications expenses	47,140
Accounting fees	45,000
Custodian fees	24,209
Service fees for securities sold short (See Note 2)	18,438
Dividend expense on securities sold short	11,122
Chief compliance officer compensation	2,701
Interest expense	1,686
Miscellaneous expenses	21,631
Total Expenses	1,418,071
Less:
Expense reimbursements (See Note 3)	(167,545)
Expenses paid indirectly by broker (See Note 6)	(2,192)
Total Credits and Reimbursements	(169,737)
Net Expenses	1,248,334
Net Investment Income	43,697
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	6,670,109
Net realized loss on securities sold short	(382,787)
Net realized gain on forward foreign exchange contracts	18,166
Net realized gain on foreign currency transactions	4,576

Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	6,310,064
Net change in unrealized appreciation/depreciation:
on investments in securities	9,059,210
on securities sold short	(262,343)
on forward foreign exchange contracts	(26,698)
on foreign currency translations	(950)

Net change in unrealized appreciation/depreciation on investments in securities,, securities sold short, forward foreign exchange contracts, and foreign currency translations	8,769,219
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	15,079,283
Net Increase in Net Assets Resulting from Operations	$15,122,980

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2021	Year Ended October 31, 2020

Operations:
Net investment income/(loss)	$43,697	$(36,927)
Net realized gain/(loss) on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	6,310,064	(194,523)
Net change in unrealized appreciation/depreciation on investments in securities,, securities sold short, forward foreign exchange contracts, and foreign currency translations	8,769,219	(5,351,280)
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,122,980	(5,582,730)
Distributions to Shareholders:
Accumulated earnings
Class AAA	—	(107,587)
Class A	—	(648,693)
Class C	—	(335,880)
Class Y	(102,080)	(1,276,822)
Total Distributions to Shareholders	(102,080)	(2,368,982)

Capital Share Transactions:
Class AAA	1,113,371	(830,318)
Class A	(1,019,907)	(4,812,814)
Class C	(2,224,680)	(7,364,345)
Class Y	(2,657,959)	(27,497,744)
Net Decrease in Net Assets from Capital Share Transactions	(4,789,175)	(40,505,221)

Redemption Fees	8	2
Net Increase/(Decrease) in Net Assets	10,231,733	(48,456,931)
Net Assets:
Beginning of year	81,922,344	130,379,275
End of year	$92,154,077	$81,922,344

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended October 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2021	$13.83	$(0.03)		$2.68	$2.65	$—	$—	$—	$0.00	$16.48	19.16%	$6,553	(0.21)%	1.69	%(e)	173%
2020	14.47	(0.01)		(0.35)	(0.36)	—	(0.28)	(0.28)	0.00	13.83	(2.60)	4,565	(0.07)	1.73	(e)	150
2019	14.75	0.01		0.47	0.48	(0.08)	(0.68)	(0.76)	0.00	14.47	3.54	5,697	0.06	1.50	(e)	195
2018	14.96	0.12		(0.14)	(0.02)	—	(0.19)	(0.19)	0.00	14.75	(0.12)	6,974	0.80	1.50		159
2017	13.52	(0.04)		1.48	1.44	—	—	—	0.00	14.96	10.65	6,201	(0.28)	1.51		113
Class A
2021	$13.56	$(0.03)		$2.62	$2.59	$—	$—	$—	$0.00	$16.15	19.10%	$32,286	(0.20)%	1.69	%(e)	173%
2020	14.22	(0.04)		(0.34)	(0.38)	—	(0.28)	(0.28)	0.00	13.56	(2.79)	27,976	(0.26)	1.91	(e)	150
2019	14.49	(0.02)		0.47	0.45	(0.04)	(0.68)	(0.72)	0.00	14.22	3.39	34,529	(0.14)	1.70	(e)	195
2018	14.73	0.07		(0.12)	(0.05)	—	(0.19)	(0.19)	0.00	14.49	(0.33)	37,070	0.51	1.70		159
2017	13.35	(0.07)		1.45	1.38	—	—	—	0.00	14.73	10.34	46,887	(0.46)	1.71		113
Class C
2021	$12.19	$(0.13)		$2.35	$2.22	$—	$—	$—	$0.00	$14.41	18.21%	$6,753	(0.95)%	2.44	%(e)	173%
2020	12.88	(0.09)		(0.32)	(0.41)	—	(0.28)	(0.28)	0.00	12.19	(3.33)	7,683	(0.77)	2.48	(e)	150
2019	13.22	(0.09)		0.43	0.34	—	(0.68)	(0.68)	0.00	12.88	2.86	16,154	(0.68)	2.25	(e)	195
2018	13.53	(0.00	)(b)	(0.12)	(0.12)	—	(0.19)	(0.19)	0.00	13.22	(0.88)	35,211	(0.01)	2.24		159
2017	12.33	(0.13)		1.33	1.20	—	—	—	0.00	13.53	9.73	38,628	(1.01)	2.26		113
Class Y
2021	$14.66	$0.08		$2.83	$2.91	$(0.04)	$—	$(0.04)	$0.00	$17.53	19.87%	$46,562	0.45%	1.04	%(e)(f)	173%
2020	15.28	0.04		(0.38)	(0.34)	—	(0.28)	(0.28)	0.00	14.66	(2.33)	41,698	0.24	1.47	(e)(f)	150
2019	15.53	0.05		0.50	0.55	(0.12)	(0.68)	(0.80)	0.00	15.28	3.86	73,999	0.30	1.25	(e)	195
2018	15.71	0.16		(0.15)	0.01	—	(0.19)	(0.19)	0.00	15.53	0.08	85,655	1.04	1.24		159
2017	14.17	(0.00	)(b)	1.54	1.54	—	—	—	0.00	15.71	10.87	69,801	(0.02)	1.26		113

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(d)	The Fund incurred interest expense during all years presented. For the years ended October 31, 2021 and 2017, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.69% and 1.50% (Class AAA), 1.69% and 1.70% (Class A), 2.44% and 2.25% (Class C), and 1.03% and 1.25% (Class Y). For the years ended October 31, 2020, 2019, and 2018, there was no impact on the expense ratios.

(e)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended October 31, 2021 and 2020 would have been 1.65% and 1.59% (Class AAA), 1.66% and 1.77% (Class A), 2.41% and 2.34% (Class C), 1.00% and 1.33% (Class Y). For the year ended October 31, 2019, there was no impact on the expense ratios.

(f)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class Y expenses to the Fund. For the fiscal year ended October 31, 2021 and 2020, these reimbursements amounted to $167,545 and $8,086, respectively. Without these reimbursements, the operating expenses would have been 1.44% and 1.47%, respectively.

See accompanying notes to financial statements.

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the Corporation), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Its primary objective is capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 10/31/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Building and Construction	$4,420,602	$344,410	—	$4,765,012
Containers and Packaging	356,320	123,125	—	479,445
Health Care	9,807,507	364,500	—	10,172,007
Machinery	3,198,861	—	$132,940	3,331,801
Telecommunications	2,256,590	819	—	2,257,409
Wireless Communications	2,638,942	114,097	—	2,753,039
Other Industries (b)	48,565,664	—	—	48,565,664
Total Common Stocks	71,244,486	946,951	132,940	72,324,377
Closed-End Funds	—	191,250	—	191,250
Rights (b)	295,920	23,500	24,840	344,260
Warrants (b)	—	—	3,912	3,912
U.S. Government Obligations	—	17,248,928	—	17,248,928
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$71,540,406	$18,410,629	$161,692	$90,112,727

LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(738,001)	—	—	$(738,001)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(738,001)	—	—	$(738,001)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

During the fiscal year ended October 31, 2021, the Fund did not have material transfers into or out of Level 3.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/20	Accrued discounts/ (premiums)	Realized gain/ (loss)	Net Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 10/31/21	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/21†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$97,770	—	$11,102	$(8,059)	$138,180	$(106,053)	—	—	$132,940	$(5,240)
Rights (a)	52,146	—	1,500	(3,556)	—	(1,500)	—	$(23,750)	24,840	(3,556)
Warrants (a)	—	—	—	—	—	—	$3,912	—	3,912	—
TOTAL INVESTMENTS IN SECURITIES	$149,916	—	$12,602	$(11,615)	$138,180	$(107,553)	$3,912	$(23,750)	$161,692	$(8,796)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended October 31, 2021, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at October 31, 2021, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended October 31, 2021, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. The Fund’s volume of activity in forward foreign exchange contracts during the fiscal year ended October 31, 2021 had an average monthly notional amount of approximately $1,504,406.

For the fiscal year ended October 31, 2021, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at October 31, 2021 are reflected within the Schedule of Investments. For the fiscal year ended October 31, 2021, the Fund incurred $18,438 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At October 31, 2021, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains as determined under GAAP. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the redesignation of dividends paid, tax treatment of currency gains and losses, and sale of investments in partnerships. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended October 31, 2021, reclassifications were made to decrease paid-in capital by $11, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended October 31, 2021 and 2020 was as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$98,437	$2,368,982
Net long term capital gains	3,643	—
Total distributions paid	$102,080	$2,368,982

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At October 31, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$2,243,132
Undistributed long term capital gains	3,527,124
Net unrealized appreciation on investments and foreign currency translations	7,851,394
Total	$13,621,650

At October 31, 2021, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

on investments considered passive foreign investment companies, and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at October 31, 2021:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$81,523,274	$14,715,105	$(6,863,653)	$7,851,452

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended October 31, 2021, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class Y to the extent necessary to maintain Class Y’s total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least September 30, 2022 at no more than 1.00% of the value of its average daily net assets. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets. During the fiscal year ended October 31,

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

2021, the Adviser reimbursed certain expenses in the amount of $167,545. At October 31, 2021, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $175,631:

For the fiscal year ended September 30, 2020, expiring September 30, 2022	$8,086
For the fiscal year ended September 30, 2021, expiring September 30, 2023	167,545
$175,631

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y Shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended October 31, 2021, other than short term securities and U.S. Government obligations, aggregated $128,541,087 and $125,056,845, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended October 31, 2021, the Fund paid $7,432 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,603 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended October 31, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,192.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended October 31, 2021, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund is allocated a portion of the chief compliance officer’s cost. For the fiscal year ended October 31, 2021, the Fund paid or accrued $2,701 in chief compliance officer compensation in the Statement of Operations.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended October 31, 2021, there were no borrowings under the line of credit.

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class Y Shares. Class AAA and Class Y Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended October 31, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	104,530	$1,705,906	48,963	$648,555
Shares issued upon reinvestment of distributions	—	—	7,415	107,302
Shares redeemed	(36,847)	(592,535)	(119,934)	(1,586,175)
Net increase/(decrease)	67,683	$1,113,371	(63,556)	$(830,318)
Class A
Shares sold	221,753	$3,446,011	334,908	$4,506,902
Shares issued upon reinvestment of distributions	—	—	39,760	564,985
Shares redeemed	(285,586)	(4,465,918)	(739,878)	(9,884,701)
Net decrease	(63,833)	$(1,019,907)	(365,210)	$(4,812,814)
Class C
Shares sold	51,804	$740,966	55,197	$708,668
Shares issued upon reinvestment of distributions	—	—	21,395	274,708
Shares redeemed	(213,332)	(2,965,646)	(700,386)	(8,347,721)
Net decrease	(161,528)	$(2,224,680)	(623,794)	$(7,364,345)
Class Y
Shares sold	608,112	$10,554,845	543,840	$8,015,369
Shares issued upon reinvestment of distributions	5,774	92,206	70,277	1,075,237
Shares redeemed	(802,134)	(13,305,010)	(2,611,618)	(36,588,350)
Net decrease	(188,248)	$(2,657,959)	(1,997,501)	$(27,497,744)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Gabelli 787 Fund, Inc. and Shareholders of Gabelli Enterprise Mergers and Acquisitions Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Enterprise Mergers and Acquisitions Fund, ( the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
December 22, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Enterprise Mergers and Acquisitions Fund
Liquidity Risk Managment Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 11, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:

Regina M. Pitaro Director Age: 66	Since 2008	1	Managing Director of GAMCO Asset Management Inc.	—

INDEPENDENT DIRECTORS [5]:
Anthony J. Colavita[6] Director Age: 85	Since 2008	18	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 83	Since 2008	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director Age: 77	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Kuni Nakamura Director Age: 53	Since 2008	35	President of Advanced Polymer, Inc. (chemical manufacturing company);President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Salvatore M. Salibello Director Age: 76	Since 2008	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002- 2014); Director of LICT Corp. (Telecommunications)

Salvatore J. Zizza[7] Director Age: 75	Since 2008	32	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

Gabelli Enterprise Mergers and Acquisitions Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds (2014-2017); Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of several funds which are part of the Gabelli/GAMCO Fund Complex.

[7]	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Enterprise Mergers and Acquisitions Fund

2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended October 31, 2021, the Fund paid to shareholders ordinary income distribution totaling $0.0392 per share for Class Y and long term capital gains totaling $3,643 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended October 31, 2021, 22.61%% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 42.31% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.63% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended October 31, 2021 which was derived from U.S. Treasury securities was 0.22%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Enterprise Mergers and Acquisitions Fund did not meet this strict requirement in 2021. The percentage of U.S. Government securities held as of October 31, 2021 was 18.7%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

One Corporate Center
Rye, NY 10580-1422

 Portfolio Manager’s Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

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GABELLI ENTERPRISE MERGERS AND
ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.
One Corporate Center
Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Anthony J. Colavita	Bruce N. Alpert
President,	President
Anthony J. Colavita, P.C.
John C. Ball
James P. Conn	Treasurer
Former Managing Director and
Chief Investment Officer,	Peter Goldstein
Financial Security Assurance	Secretary and Vice President
Holdings Ltd.
Richard J. Walz
Vincent D. Enright	Chief Compliance Officer
Former Senior Vice President
and Chief Financial Officer,	Daniel Plourde
KeySpan Corporation	Vice President

Kuni Nakamura	DISTRIBUTOR
President,	G.distributors, LLC
Advanced Polymer, Inc.
CUSTODIAN
Regina M. Pitaro	State Street Bank and Trust
Managing Director,	Company
GAMCO Asset Management, Inc.
TRANSFER AGENT AND
Salvatore M. Salibello	DIVIDEND DISBURSING
Senior Partner,	AGENT
Bright Side Consulting	DST Asset Manager
Solutions, Inc.
Salvatore J. Zizza
Chairman,	LEGAL COUNSEL
Zizza & Associates Corp.	Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q421AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,629 in 2020 and $21,629 in 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2020 and $0 in 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,430 in 2020 and $4,430 in 2021. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2020 and $0 in 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,430 in 2020 and $4,430 in 2021.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 30, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 30, 2021

* Print the name and title of each signing officer under his or her signature.